Commitment & Contingencies (Detail) - USD ($) $ / shares in Units, $ in Thousands	Apr. 05, 2019	Apr. 08, 2019
Commitments and Contingencies
Period to purchase additional shares	45 days
Additional shares the underwriters can purchase	3,750,000
Underwriters discount (in dollars per unit)	$ 0.20
Total underwriters discount	$ 5,250
Underwriters commission (in dollars per unit)	$ 0.35
Deferred underwriting commissions	$ 9,190	$ 9,200